UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: December 31, 2020

Date of reporting period: December 31, 2020

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

Annual Report

December 31, 2020

The Advisors’ Inner Circle Fund

Harvest Asian Bond Fund

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND DECEMBER 31, 2020

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Fund’s Forms N-Q and N-PORT are available on the SEC’s website at http://www. sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-573-6994; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND DECEMBER 31, 2020 (Unaudited)

Dear Shareholders:

Fund Performance Review

In 2020, Class A of the fund provided a total return of 6.3%.

In March, amid the widespread of COVID-19 and the collapse of the oil price due to a crude oil glut, global credits across the spectrum tumbled. After the March sell-off, the fund manager ramped up the portfolio’s allocation to Asian high yield to an overweight level against the benchmark. As the credit market recovered on the back of U.S. dollar liquidity easing since late-March, the fund benefited from the subsequent rebound. The fund manager saw potential value in the spread tightening of mid- to long-duration securities, and hence overweighed duration by 0.5 to 1 year against the benchmark throughout the year. Over the course of the year, the fund logged an average duration of 5 years. The fund manager stayed with names with resilient fundamentals and selectively invested in credits with improving profiles in China, India, Indonesia and other emerging markets.

Market Review

In 2020, the JP Morgan Asia Credit Index (JACI) rose 6.3% in 2020 while the spread widened 28 basis points. Asian investment grade outperformed high yield due to better credit quality and direct support to the U.S. investment grade market from the Federal Reserve. The outperformance of Asian investment grade was evident in the first half when the pandemic and falling crude oil prices kept investors wary of high yield names. Yet in the second half, Asian investment grade was held back by a string of unfavorable news headlines, including U.S. investment restrictions on individual Chinese state-owned enterprise (SOE) names and a spillover effect of defaults in China’s onshore RMB bond market. Market focus thereby shifted to year-to-date laggard high yield names in China, particularly Chinese property, and India, of which yields were attractive and spreads had greater room for compression. Anticipation for the comeback of inflation, powered by COVID-19 vaccination and fresh U.S. fiscal stimulus, helped 10-year Treasury yield return to above 0.9% at the end of the year.

Outlook on Market

Despite the market turbulence in 2020, the fund manager maintains a constructive view on the Asian credit market in 2021. Globally, dovish central banks and additional fiscal stimulus from the new U.S. administration will keep lifting risk appetite. A quest for yield and quality would direct global fund flows into Asian emerging markets including China, which tend to enjoy robust post-pandemic growth. From the valuation perspective, while most emerging market credit indexes have already

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND DECEMBER 31, 2020 (Unaudited)

returned to pre-COVID-19 levels, credit spreads in Asia remain wide in a historical context. The U.S. dollar weakness will continue to form a favourable backdrop for emerging markets. Inflation is still low in most emerging market economies, providing room for rate cuts and extra monetary policy boost.

India is exposed to fallen angle risk in 2021 given the negative outlook it received from two of the three major ratings agencies. However, any downgrade decision may not happen until the second half of 2021 as rating agencies are likely to give some buffer on a sovereign level and see if the country can recoup after being vaccinated. Meanwhile, geopolitical tensions between China and the U.S. may continue, at least in the short term, as President Joe Biden is not expected to fully unwind the Trump era’s hawkish China policies. Having said that, a new U.S. administration that is more predictable in policymaking and supportive of rule-based international trade is beneficial to China, and will help reduce geopolitical uncertainty.

Against the backdrop, we expect the high yield bucket to outperform investment grade in 2021 mostly because of the tendency of U.S. Treasury curve steepening as the market focuses on and prices in more fiscal stimulus from the new U.S. government.

Fund Positioning

From a full-year perspective in 2020, the fund kept slightly underweight positions on investment grade and the long end of the yield curve while overweight on high yield. Specifically, we remained underweight on duration by 0.5 year in the investment grade space, but the fund’s overall duration was 0.37 year longer than the benchmark owing to our overweight position in high yield duration, which is less interest rate-sensitive.

The fund’s Top 3 country allocations are China, India and Indonesia. Despite the fund manager’s concern over India’s fiscal health deterioration, potential sovereign ratings downgrades may not materialize in 2021 due to the country’s flattening COVID-19 infectious curve and the rollout of mass inoculation. Additionally, the spread premium of Indian credits is now looking reasonable when taking into consideration the potential fallen angel risk. Sector-wise, the portfolio mainly overweighed domestic consumption-related sectors such as Chinese real estate, consumer discretionary and staples, as well as metals and mining.

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views and the portfolio holdings are subject to change. There is no guarantee that any forecasts made will come to pass.

This communication contains forward-looking statements, which reflect the views of Harvest Global Investments Limited (“HGI”). These forward-looking statements can be identified by reference to words such

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND DECEMBER 31, 2020 (Unaudited)

as “believe”, “expect”, “potential”, “continue”, “may”, “will”, “should”, “seek”, “approximately”, “predict”, “intend”, “plan”, “estimate”, “anticipate” or other comparable words. These forward-looking statements are subject to various risks, uncertainties and assumptions. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Should any assumptions underlying the forward-looking statements contained herein prove to be incorrect, the actual outcome or results may differ materially from outcomes or results projected in these statements. HGI, or its affiliates, do not undertake any obligation to update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by applicable law or regulation.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance shown.

Investment involves risks, including possible loss of principal amount invested. Past performance or any prediction or forecast is not indicative of future results. Investors should read the offering documents for further details, including the risk factors, before investing. Investment returns not denominated in HKD/USD are exposed to exchange rate fluctuations.

Interests in the fund mentioned in the document may not be offered or sold in Hong Kong, by means of an advertisement, invitation or any other document, other than to Authorized Persons or in circumstances that do not constitute an offering to the public. This document is therefore for the use of Authorized Persons only and as such, is not approved under the Securities and Futures Ordinance (“SFO”) or the Companies Ordinance and shall not be distributed to non-Authorized Persons in Hong Kong or to anyone in any other jurisdiction in which such distribution is not authorized. This document has not been reviewed by the Securities and Futures Commission in Hong Kong. For the purposes of this statement, an “Authorized Person” must be a professional investor as defined under the SFO whose ordinary business involves the acquisition, disposal or holding of securities (whether as principal or agent). The distribution of this information may be restricted in certain jurisdictions.

This shall not be construed as the making of any offer or invitation to anyone in any jurisdiction in which such offer is not authorized or unlawful. This is for informational purposes only and does not constitute investment advice or a recommendation or an offer or solicitation, and is not the basis for any contract to deal in any security or instrument, or for Harvest Fund Management Co., Ltd (“HFM”), Harvest Global Investments Limited (“HGI”), or their affiliates to enter into or arrange any type of transaction as a consequence of any information contained here.

Although the information provided by third party was compiled from sources believed to be reliable, no liability for any error or omissions is acceptable by HFM, HGI, their approved distributors, or their affiliates or any of their directors or employees. The information and opinions contained herein is for general reference only and may change without notice, and should not be relied upon for any investment decision. You are advised to consult your financial adviser before making any investment decision.

This document is issued by HGI. This document is the property and copyright of HGI. Further circulation is prohibited without written consent of HGI. All rights reserved.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND DECEMBER 31, 2020 (Unaudited)

Definition of Comparative Indices

JP Morgan Asia Credit Index (JACI) tracks total return performance of the Asia fixed-rate dollar bond market. JACI is a market cap-index comprised of sovereign, quasi-sovereign and corporate bonds and it is partitioned by country, sector and credit rating. The JACI universe of securities represents a liquid and diverse set of issues that fairly represents Asia dollar bond opportunities, tracking total return performance on a daily basis. The Fund’s benchmark index is comprised of JACI 50% Hong Kong Total Return Index and 50% China Total Return Index. The benchmark index returns do not reflect any management fees, transaction costs or expenses. Investors cannot invest directly in an index.

U.S. Dollar Index (DXY) is an index (or measure) of the value of the United States dollar relative to a basket of foreign currencies, often referred to as a basket of U.S. trade partners’ currencies. The Index goes up when the U.S. dollar gains “strength” (value) when compared to other currencies.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND DECEMBER 31, 2020 (Unaudited)

GROWTH OF A $1,000,000 INVESTMENT

	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2020*
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date**
Harvest Asian Bond Fund, Institutional Class Shares	6.55%	5.39%	6.22%	5.99%
Harvest Asian Bond Fund, Class A Shares with sales charge	1.75%	3.66%	5.10%	5.22%
Harvest Asian Bond Fund, Class A Shares without sales charge	6.31%	5.16%	6.02%	5.80%
50/50 Hybrid consisting of JPMorgan Asia Credit Index, China Total Return Index and JPMorgan Asia Credit Index, Hong Kong Total Return Index	6.45%	5.33%	5.02%	4.61%
JPMorgan Asia Credit Index, China Total Return Index	6.12%	5.20%	5.28%	4.98%
JPMorgan Asia Credit Index, Hong Kong Total Return Index	6.78%	5.46%	4.77%	4.24%

*	If the Adviser had not limited certain expenses, the Fund’s total returns would have been lower.

**	Commenced operations on February 27, 2013.

†	The graph is based on only the Institutional Class Shares. Performance for Class A Shares would be different due to differences in fee structures.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance shown. For performance for the most recent month end please call 1-855-573-6994.

A short term trading fee of 1.50% may apply to redemptions if shares redeemed have been held for less than 90 days. Per the prospectus dated May 1, 2020, the Advisor has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the Total Annual Fund Operating Expense after fee Reductions and or Expense reimbursements from exceeding 0.88% and 1.13% of the Fund’s average daily net assets of the Institutional Class and Class A Shares, respectively until April 30, 2021.

In the absence of current fee waivers total returns would be reduced. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 4.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND DECEMBER 31, 2020

SECTOR WEIGHTINGS (Unaudited)†:

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS — 94.8%

	Face Amount	Value
Australia — 2.8%
Scentre Group Trust 2
Callable 06/24/2030 @ $100
5.125%, VAR US Treas Yield Curve Rate T Note
Const Mat 5 Yr+4.685%, 09/24/2080	$ 200,000	$210,928
Callable 06/24/2026 @ $100
4.750%, VAR US Treas Yield Curve Rate T Note
Const Mat 5 Yr+4.379%, 09/24/2080	200,000	208,478

		419,406

China — 54.5%
Agile Group Holdings
Callable 07/31/2024 @ $100
7.875%, (B)‡	200,000	211,162
Agricultural Development Bank of China
3.800%, 10/27/2030	CNY 2,600,000	409,051
China Aoyuan Group
Callable 09/24/2023 @ $102
6.200%, 03/24/2026	$ 200,000	205,248
China Cinda 2020 I Management MTN
Callable 12/18/2029 @ $100
3.125%, 03/18/2030	400,000	419,180
China Construction Bank
2.450%, 06/24/2030	200,000	204,686

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND DECEMBER 31, 2020

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
China Great Wall International Holdings V 2.375%, 08/18/2030	$200,000	$197,762
China Huaneng Group Hong Kong Treasury
Management Holding
Callable 12/09/2025 @ $100 3.080%, (B)‡	400,000	402,500
China Mengniu Dairy
Callable 05/17/2025 @ $100 1.875%, 06/17/2025	300,000	302,619
China SCE Group Holdings
Callable 05/02/2023 @ $104 7.000%, 05/02/2025	200,000	208,158
Chong Hing Bank MTN
Callable 07/15/2024 @ $100 5.700%, VAR US Treas Yield Curve Rate T Note
Const Mat 5 Yr+3.858% ‡	300,000	305,309
CMB International Leasing Management MTN 2.750%, 08/12/2030	200,000	195,434
Coastal Emerald
Callable 08/01/2024 @ $100 4.300%, (B) ‡	200,000	202,303
Contemporary Ruiding Development
Callable 06/17/2025 @ $100 1.875%, 09/17/2025	200,000	201,950
Country Garden Holdings
Callable 08/06/2025 @ $102 4.800%, 08/06/2030	200,000	215,611
Callable 07/22/2030 @ $100 3.875%, 10/22/2030	200,000	205,800
ENN Energy Holdings
Callable 06/17/2030 @ $100 2.625%, 09/17/2030	300,000	301,668
Fantasia Holdings Group
Callable 06/01/2022 @ $106 11.875%, 06/01/2023	200,000	212,750
Huarong Finance 2019 MTN
Callable 06/30/2030 @ $100 3.625%, 09/30/2030	200,000	209,806
JIC Zhixin 1.500%, 08/27/2025	200,000	199,994

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND DECEMBER 31, 2020

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
Kaisa Group Holdings
Callable 06/30/2021 @ $105 9.375%, 06/30/2024	$200,000	$193,750
King Talent Management
Callable 12/04/2022 @ $100 5.600%, VAR US Treas Yield Curve Rate T Note
Const Mat 5 Yr+3.521% ‡	300,000	260,157
KWG Group Holdings
Callable 01/13/2024 @ $103 7.400%, 01/13/2027	200,000	210,108
Logan Group
Callable 10/19/2023 @ $102 5.250%, 10/19/2025	200,000	208,250
Meituan
Callable 07/28/2030 @ $100 3.050%, 10/28/2030	200,000	207,920
Nuoxi Capital 7.500%, 01/28/2022 (A)	200,000	53,522
Prosus
Callable 08/08/2050 @ $100 3.832%, 02/08/2051	300,000	294,399
Shandong Iron And Steel Xinheng International 6.850%, 09/25/2022	200,000	203,000
Shimao Group Holdings
Callable 07/13/2025 @ $102 4.600%, 07/13/2030	400,000	431,947
Times China Holdings
Callable 09/22/2023 @ $102 6.200%, 03/22/2026	200,000	207,498
Tingyi Cayman Islands Holding 1.625%, 09/24/2025	200,000	199,586
Yango Justice International
Callable 02/17/2023 @ $103 7.500%, 02/17/2025	200,000	204,778
Yili Holding Investment
Callable 10/19/2025 @ $100 1.625%, 11/19/2025	400,000	400,075
Yongda Investment 2.250%, 06/16/2025	200,000	203,926

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND DECEMBER 31, 2020

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
Zhenro Properties Group
Callable 01/25/2022 @ $100 10.250%, (B) ‡	$ 200,000	$209,100

		8,299,007

Germany — 3.1%
Volkswagen International Finance MTN 3.400%, 12/08/2023	CNY 3,000,000	464,257

Hong Kong — 4.5%
Bank of East Asia MTN
Callable 05/29/2025 @ $100 4.000%, VAR US Treas Yield Curve Rate T Note
Const Mat 5 Yr+3.750%, 05/29/2030	$ 350,000	367,238
CMB Wing Lung Bank MTN
Callable 01/24/2024 @ $100 6.500%, VAR US Treas Yield Curve Rate T Note
Const Mat 5 Yr+3.948% ‡	300,000	319,487

		686,725

India — 10.3%
Adani International Container Terminal Pvt
Callable 08/18/2030 @ $100 3.000%, 02/16/2031	300,000	300,740
Adani Ports & Special Economic Zone 4.375%, 07/03/2029	200,000	216,918
Periama Holdings 5.950%, 04/19/2026	200,000	212,600
TML Holdings Pte
Callable 06/03/2023 @ $101 5.500%, 06/03/2024	400,000	407,610
Vedanta Resources Finance II
Callable 12/21/2022 @ $106 13.875%, 01/21/2024	400,000	422,600

		1,560,468

Indonesia — 7.9%
Indika Energy Capital IV Pte
Callable 10/22/2022 @ $104 8.250%, 10/22/2025	300,000	324,450
Indonesia Asahan Aluminium Persero
Callable 02/15/2030 @ $100 5.450%, 05/15/2030	200,000	240,849

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND DECEMBER 31, 2020

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
Minejesa Capital BV 5.625%, 08/10/2037	$200,000	$219,500
4.625%, 08/10/2030	200,000	215,300
TBLA International Pte
Callable 02/05/2021 @ $ 104
7.000%, 01/24/2023	200,000	201,000

		1,201,099

Japan — 2.9%
Nissan Motor Co 4.810%, 09/17/2030	200,000	225,203
4.345%, 09/17/2027	200,000	220,906

		446,109

Macau — 1.5%
Sands China
Callable 03/18/2030 @ $ 100
4.375%, 06/18/2030	200,000	222,394

Philippines — 1.3%
SMC Global Power Holdings
Callable 10/21/2025 @ $ 100
7.000%, (B) ‡	200,000	205,100

Singapore — 2.0%
BOC Aviation MTN
Callable 06/17/2030 @ $ 100
2.625%, 09/17/2030	300,000	302,496

South Korea — 3.2%
Export-Import Bank of Korea MTN 8.000%, 05/15/2024	IDR2,000,000,000	154,797
7.250%, 12/07/2024	IDR4,400,000,000	336,219

		491,016

Sri Lanka — 0.8%
Sri Lanka Government International Bond 6.850%, 03/14/2024	$200,000	120,000

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND DECEMBER 31, 2020

CORPORATE OBLIGATIONS — continued

Value
TOTAL CORPORATE OBLIGATIONS
(Cost $14,095,757)	$14,418,077

TOTAL INVESTMENTS— 94.8%
(Cost $14,095,757)	$14,418,077

A list of the open forward foreign currency contracts held by the Fund at December 31, 2020, is as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation (Depreciation)
Credit Suisse	03/15/21	USD	700,000	CNY	4,600,920	$2,919
	01/14/21
Credit Suisse	- 01/28/21	CNY	13,965,700	USD	2,100,000	(37,773)
Credit Suisse	01/14/21
	- 01/29/21	USD	2,500,000	CNY	16,874,800	81,193

						$46,339

Percentages are based on Net Assets of $15,208,329.

‡       Perpetual security with no stated maturity date.

(A)    Security in default on interest payments.

(B)    Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates.

CNY — Chinese Yuan
IDR — Indonesian Rupiah
MTN — Medium Term Note
USD — U.S. Dollar
VAR — Variable Rate

The following is a summary of the inputs used as of December 31, 2020 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$–	$14,418,077	$–	$14,418,077

Total Investments in Securities	$–	$14,418,077	$–	$14,418,077

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND DECEMBER 31, 2020

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards Contracts*
Unrealized Appreciation	$–	$84,112	$–	$84,112
Unrealized Depreciation	–	(37,773)	–	(37,773)

Total Other Financial Instruments	$–	$46,339	$–	$46,339

*   Forward contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended December 31, 2020, there have been no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND DECEMBER 31, 2020

STATEMENT OF ASSETS AND LIABILITES

Assets:
Investments, at Value (Cost $14,095,757)	$ 14,418,077
Foreign Currency, at Value (Cost $2,319)	2,359
Cash Pledged as Collateral for Futures Contracts	271,191
Cash Equivalents	137,521
Interest Receivable	157,875
Cash Pledged as Collateral for Forward Foreign Currency Contracts	150,065
Unrealized Appreciation on Forward Foreign Currency Contracts	84,112
Due from Adviser	85,102
Receivable for Capital Shares Sold	310
Prepaid Expenses	13,488

Total Assets	15,320,100

Liabilities:
Unrealized Depreciation on Forward Foreign Currency Contracts	37,773
Transfer Agent Fees Payable	18,137
Audit Fees Payable	13,800
Due to Administrator	10,617
Chief Compliance Officer Fees Payable	1,664
Trustees Fees Payable	277
Accrued Foreign Capital Gains Tax on Appreciated Securities	6,309
Other Accrued Expenses	23,194

Total Liabilities	111,771

Net Assets	$ 15,208,329

Net Assets Consist of:
Paid-in Capital	$ 15,106,871
Total Distributable Earnings	101,458

Net Assets	$ 15,208,329

Institutional Class Shares
Net Assets	$ 14,469,941
Outstanding Shares of Beneficial Interest
(unlimited authorization — no par value)	1,445,869

Net Asset Value Price Per Share	$ 10.00

Class A Shares
Net Assets	$ 738,388
Outstanding Shares of Beneficial Interest
(unlimited authorization — no par value)	73,507

Net Asset Value Price Per Share	$ 10.04

Maximum Offering Price Per Share - Class A Shares ($10.04/95.75%)	$ 10.49

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND FOR THE YEAR ENDED DECEMBER 31, 2020

STATEMENT OF OPERATIONS

Investment Income:
Interest Income	$ 736,931

Total Investment Income	736,931

Expenses:
Administration Fees	125,344
Investment Advisory Fees	109,685
Trustees’ Fees	21,461
Chief Compliance Officer Fees	6,814
Distribution Fees (Class A Shares)	2,575
Transfer Agent Fees	105,711
Registration Fees	42,234
Legal Fees	42,000
Audit Fees	29,535
Printing Fees	10,827
Custodian Fees	10,044
Insurance and Other Expenses	32,517

Total Expenses	538,747

Less:
Waiver of Investment Advisory Fees	(109,685)
Reimbursement by Investment Adviser	(297,727)

Net Expenses	131,335

Net Investment Income	605,596

Net Realized Gain on Investments	92,670
Net Realized Loss on Futures Contracts	(94,213)
Net Realized Gain on Foreign Currency Transactions	19,345
Net Realized Loss on Forward Foreign Currency Contracts	(24,524)
Net Change in Unrealized Appreciation on Investments	355,508
Net Change in Unrealized Appreciation on Foreign Currency Translation .	24
Net Change in Foreign Capital Gains Tax on Appreciated Securities	(6,309)
Net Change in Unrealized Appreciation on Forward Foreign Currency Contracts	46,339

Net Realized and Unrealized Gain on Investments, Futures Contracts, Forward Foreign Currency Contracts, Foreign Currency Transactions and Translation, Foreign Capital Gains Tax on Appreciated Securities	388,840

Net Increase in Net Assets Resulting from Operations	$ 994,436

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations:
Net Investment Income	$ 605,596	$ 1,255,137
Net Realized Gain (Loss) on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(6,722)	1,885,313
Net Change in Unrealized Appreciation on Investments, Futures Contracts, Forward Foreign Currency Contracts, Foreign Capital Gains Tax, and Foreign Currency Translation	395,562	157,931

Net Increase in Net Assets Resulting from Operations	994,436	3,298,381

Distributions:
Institutional Class	(572,373)	(1,070,601)
Class A	(29,236)	(384,796)

Total Distributions	(601,609)	(1,455,397)

Return of Capital:
Institutional Class	—	(7,541)
Class A	—	(2,723)

Total Return of Capital	—	(10,264)

Capital Share Transactions:(1)
Institutional Class Shares:
Issued	2,885,003	11,012,190
Reinvestment of Distributions	501,276	950,127
Redeemed	(3,328,809)	(19,146,844)

Net Institutional Class Share Transactions	57,470	(7,184,527)

Class A Shares:
Issued	278,432	1,516,817
Reinvestment of Distributions	26,551	356,937
Redeemed	(4,814,068)	(8,620,519)

Net Class A Share Transactions	(4,509,085)	(6,746,765)

Net Decrease in Net Assets from Share Transactions	(4,451,615)	(13,931,292)

Total Decrease in Net Assets	(4,058,788)	(12,098,572)

Net Assets:
Beginning of Year	19,267,117	31,365,689

End of Year	$15,208,329	$ 19,267,117

(1) For share transactions, see Note 7 in Notes to Financial Statements.

Amount designated as “—“ is $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND

FINANCIAL HIGHLIGHTS

			Selected Per Share Data & Ratios
		For a Share Outstanding Throughout the Year

Institutional Class Shares	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net Asset Value, Beginning of Year	$9.79	$9.34	$9.96	$9.83	$9.86

Income (Loss) from Operations:
Net Investment Income(1)	0.39	0.53	0.36	0.44	0.49
Net Realized and Unrealized Gain (Loss)	0.22	0.59	(0.56)	0.57	(0.03)

Total from Operations	0.61	1.12	(0.20)	1.01	0.46

Redemption Fees	$—	$—	$—	$—	$0.00(2)

Dividends and Distributions:
Net Investment Income	(0.40)	(0.51)	(0.32)	(0.46)	(0.34)
Net Realized Gain	—	(0.16)	(0.07)	(0.42)	(0.15)
Return of Capital	—	(0.00)(2)	(0.03)	—	—

Total Dividends and Distributions	(0.40)	(0.67)	(0.42)	(0.88)	(0.49)

Net Asset Value, End of Year	$10.00	$9.79	$9.34	$9.96	$9.83

Total Return†	6.55%	12.14%	(2.02)%	10.43%	4.61%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$14,470	$14,115	$20,009	$18,222	$26,946
Ratio of Expenses to Average Net Assets	0.88%	0.88%	0.88%	0.88%	0.88%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	3.69%	2.51%	2.00%	1.67%	1.48%
Ratio of Net Investment Income to Average Net Assets	4.13%	5.31%	3.77%	4.29%	4.90%
Portfolio Turnover Rate	640%	659%	436%	352%	171%

(1)     Calculated using average shares.

(2)     Amount represents less than $0.005 per share.

†

Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts designated as “—“ are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND

FINANCIAL HIGHLIGHTS

			Selected Per Share Data & Ratios
	For a Share Outstanding Throughout the Year

Class A Shares	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net Asset Value, Beginning of Year	$9.82	$9.36	$9.98	$9.85	$9.86

Income (Loss) from Operations:
Net Investment Income(1)	0.41	0.49	0.34	0.42	0.47
Net Realized and Unrealized Gain (Loss)	0.18	0.61	(0.56)	0.57	(0.02)

Total from Operations	0.59	1.10	(0.22)	0.99	0.45

Redemption Fees	$—	$—	$—	$(0.00) (2)	$(0.00)(2)

Dividends and Distributions:
Net Investment Income	(0.37)	(0.48)	(0.31)	(0.44)	(0.31)
Net Realized Gain	—	(0.16)	(0.07)	(0.42)	(0.15)
Return of Capital	—	(0.00)(2)	(0.02)	—	—

Total Dividends and Distributions	(0.37)	(0.64)	(0.40)	(0.86)	(0.46)

Net Asset Value, End of Year	$10.04	$9.82	$9.36	$9.98	$9.85

Total Return†	6.31%	11.92%	(2.26)%	10.13%	4.60%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$738	$5,152	$11,357	$13,907	$24,750
Ratio of Expenses to Average Net Assets	1.13%	1.13%	1.13%	1.13%	1.13%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	3.57%	2.91%	2.25%	1.91%	1.74%
Ratio of Net Investment Income to Average Net Assets	4.24%	4.87%	3.55%	4.12%	4.66%
Portfolio Turnover Rate	640%	659%	436%	352%	171%

(1)    Calculated using average shares.

(2)    Amount represents less than $0.005 per share.

†

Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts designated as “—“ are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND DECEMBER 31, 2020

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 43 funds. The financial statements herein are those of Harvest Asian Bond Fund (the “Fund”) which offers two classes of shares: Institutional Shares and Class A Shares. The Fund is diversified and its investment objective is to seek long-term total return through a combination of capital appreciation and current income. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund of the Trust in which shares are held.

2.	Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND DECEMBER 31, 2020

provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trust’s Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

As of December 31, 2020, there were no securities valued in accordance with the fair value procedures.

Futures contracts that are traded on an exchange are valued at their last reported sales price as of the valuation date.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND DECEMBER 31, 2020

In accordance with the authoritative guidance on fair value measurement under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

●

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speed, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

●	Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For details of the investment classification, reference the Schedule of Investments.

For the year ended December 31, 2020, there have been no significant changes to the Fund’s fair value methodologies.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, interest income is recognized on the accrual basis from settlement date and includes the amortization of premiums and the accretion of discount calculated using the effective interest method. Realized gains (losses) on paydowns of mortgage-

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND DECEMBER 31, 2020

backed and asset-backed securities are recorded as an adjustment to interest income.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund generally bifurcates the portion of realized gains (losses) on investments in debt securities which is attributed to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses) is included in the Statement of Operations under ‘Net Realized Loss on Foreign Currency Transactions’. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund recognizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized gains/(loss) during the period are presented on the Statement of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. For open forward currency contracts, refer to the schedule of investments.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND DECEMBER 31, 2020

with respect to certain OTC positions in forward foreign currency contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

For the year ended December 31, 2020, the average balances of forward foreign currency exchange contracts as presented in the table below, is representative of the volume of activity for this derivative type during the year:

Forward Foreign Currency Exchange Contracts:

Average Quarterly Notional Contracts Purchased	$(1,150,000)

Average Quarterly Notional Contracts Sold	$875,000

Futures Contracts — To the extent consistent with its investment objective and strategies, the Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. The Fund’s investments in futures contracts are designed to enable the Fund to more closely approximate the performance

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND DECEMBER 31, 2020

of its benchmark indices. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Finally, futures contracts involve the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

For the year ended December 31, 2020, the average balances of futures contracts as presented in the table below, is representative of the volume of activity for this derivative type during the year:

Futures Contracts:

Average Quarterly Market Value Short	$(695,265)

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., all open tax year ends, since inception), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND DECEMBER 31, 2020

As of and during the year ended December 31, 2020, the Fund did not have any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2020, the Fund did not incur any interest or penalties.

Cash Equivalents – Idle cash may be swept into various money market sweep accounts and is classified as cash equivalents on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the fund based on the number of funds and/or relative daily net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses, and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Fund declares distributions from its net investment income monthly and distributes its net investment income, if any, monthly and makes distributions of its net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Fund retains redemption fees of 1.50% on redemptions of fund shares held for less than 90 days. The redemption fee is recorded as an increase to paid-in capital. For the years ended December 31, 2019 and December 31, 2020, the Fund’s Institutional Class or Class A shares did not retain any redemption fees. Such fees are retained by the Fund for the benefit of the remaining shareholders and are recorded as additions to fund capital.

Front-End Sales Commission — Front-end sales commissions (the “sales charge”) are not recorded as expenses of the Fund. Sales charges are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares.

Cash Overdraft Charges — Per the terms of the agreement with Brown Brothers Harriman & Co. (the “Custodian”), if the Fund has a cash overdraft on a given day, it will be assessed an overdraft charge of the published 30-day LIBOR plus 2.00%. Cash overdraft charges are included in Custodian Fees on the Statement

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND DECEMBER 31, 2020

of Operations. For the year ended December 31, 2020, the Fund did not pay any cash overdraft charges.

3.	Derivative Transactions:

The following tables include the Fund’s exposure by type of risk on derivatives held throughout the year.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020 is as follows:

Amount of realized gain or (loss) on derivatives recognized:

Derivatives Not Accounted for as Hedging Instruments	Futures $	Forward Foreign Currency Contracts $	Total $

Forward Foreign exchange contracts	—	(24,524)	(24,524)

Interest rate contracts	(94,213)	—	(94,213)

Total	(94,213)	(24,524)	(118,737)

Change in unrealized appreciation or (depreciation) on derivatives recognized:

Derivatives Not Accounted for as Hedging Instruments	Futures $	Forward Foreign Currency Contracts $	Total $

Forward Foreign exchange contracts	—	46,339	46,339

Interest rate contracts	—	—	—

Total	—	46,339	46,339

4.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/ or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND DECEMBER 31, 2020

5.	Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Fund and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended December 31, 2020, the Fund was charged $125,344, for these services.

The Trust has adopted a Distribution Plan (the “Plan”) for the Fund’s Class A Shares. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive 0.25% of the Fund’s average daily net assets attributable to Class A Shares as compensation for distribution services. The Distributor will not receive any compensation for the distribution of Institutional Shares of the Fund.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

Brown Brothers Harriman & Co. acts as Custodian for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

6.	Investment Advisory:

Under the terms of an investment advisory agreement, Harvest Global Investments Limited (“Harvest” or the “Adviser”) provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, collectively “excluded expenses”) from exceeding the amounts of 0.88% and 1.13% for Institutional Class Shares and Class A Shares, respectively, as a percentage of average net assets, until April 30, 2021.

The Adviser may renew these contractual fee waivers for subsequent periods. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may retain the difference between the total

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND DECEMBER 31, 2020

annual fund operating expenses (not including excluded expenses) and the amounts listed above for the Fund to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement (or any prior agreement) was in place. To maintain these expense limits, the Adviser may reduce a portion of its management fees and/or reimburse certain expenses of the Fund.

As of December 31, 2020, fees which were previously waived and/or reimbursed by the Adviser which may be subject to possible future reimbursement to the Adviser were $407,241, $405,310 and $407,412 expiring in 2021, 2022 and 2023, respectively. During the year ended December 31, 2020, there has been no recoupment of previously waived and reimbursed fees.

7.	Share Transactions

	Year Ended December 31, 2020	Year Ended December 31, 2019
Share Transactions:
Institutional Class
Issued	299,803	1,088,298
Reinvested	52,100	95,854
Redeemed	(348,068)	(1,885,531)

Net Share Transactions	3,835	(701,379)

Class A
Issued	28,745	153,264
Reinvested	2,762	35,833
Redeemed	(482,426)	(878,548)

Net Share Transactions	(450,919)	(689,451)

8.	Investment Transactions

The cost of security purchases and process from security sales, other than short-term securities, for the year ended December 31, 2020, were as follows:

	U.S. Government	Other
Purchases	$ 4,226,191	$ 82,937,312
Sales	4,232,285	86,598,201

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND DECEMBER 31, 2020

9.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. To the extent these differences are permanent, they are charged or credited to paid-in capital or distributable earnings (accumulated losses), as appropriate, in the period that the differences arise.

The permanent differences primarily consist of foreign currency, paydowns on fixed income securities for GAAP, distribution reclassifications, and perpetual bond adjustments.

The tax character of dividends and distributions paid during the last two fiscal years was as follows:

	Ordinary Income	Return of Capital	Total
2020	$601,609	$—	$601,609
2019	$1,455,397	$10,264	$1,465,661

As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$46,591
Post October Loss Deferral	(320)
Capital Loss Carryforwards	(232,264)
Unrealized Appreciation	323,864
Other Temporary Differences	(36,413)

Total Distributable Earnings	$101,458

A RIC is permitted to carry forward net capital losses to offset capital gains realized in later years, and the losses carried forward retain their original character as either long-term or short-term losses. Losses carried forward under these provisions are as follows:

Short-Term Loss	Long-Term Loss	Total
$121,839	$110,425	$232,264

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND DECEMBER 31, 2020

The difference between Federal tax cost and book cost is primarily due to perpetual bonds.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments (including foreign currency and derivatives, if applicable) held by the Fund at December 31, 2020 were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$14,087,961	$465,888	$(142,024)	$323,864

10.	Concentration of Risk:

Bond Connect Risk — Trading through Bond Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. Investments made through Bond Connect are subject to order, clearance and settlement procedures that are relatively untested in China, which could pose risks to the Fund. Furthermore, securities purchased via Bond Connect will be held via a book entry omnibus account in the name of the Hong Kong Monetary Authority Central Money Markets Unit (“CMU”) maintained with a China-based custodian (either the China Central Depository & Clearing Co. (“CDCC”) or the Shanghai Clearing House (“SCH”)). The Fund’s ownership interest in Bond Connect securities will not be reflected directly in book entry with CDCC or SCH and will instead only be reflected on the books of its Hong Kong sub-custodian.

Therefore, the Fund’s ability to enforce rights as a bondholder may depend on CMU’s ability or willingness as record-holder of Bond Connect securities to enforce the Fund’s rights as a bondholder. Additionally, the omnibus manner in which the securities are held could expose the Fund to the risk of its Hong Kong sub-custodian. While the ultimate investors hold a beneficial interest in Bond Connect securities, the mechanisms that beneficial owners may use to enforce their rights are untested. In addition, courts in China have limited experience in applying the concept of beneficial ownership. Moreover, securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

China-Related Investments Risk — Because the Fund geographically focuses its investments in securities of Chinese issuers and issuers with economic ties to China, the Fund is subject to the risk that political, social or economic instability within China may cause the Fund’s investments to decline in value. The People’s Republic of China (“PRC”) government exercises significant control over the PRC’s

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND DECEMBER 31, 2020

economy through its industrial policies (e.g., allocation of resources and other preferential treatment), monetary policy, management of currency exchange rates, and management of the payment of foreign currency denominated obligations. Changes in these policies could adversely impact affected industries or companies. The PRC’s economy, particularly its export oriented industries, may be adversely impacted by trade or political disputes with the PRC’s major trading partners, including the U.S. In addition, as its consumer class emerges, the PRC’s domestically oriented industries may be especially sensitive to changes in government policy and investment cycles. The Fund currently may buy Renminbi only on the offshore CNH market. The CNH market is newly developed, and as such is often illiquid and highly volatile. The Fund may be subject to greater risk than a mutual fund whose assets are more geographically diversified.

Currency Risk — As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, such as the Renminbi, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Derivatives Risk — The Fund’s use of futures contracts, forward contracts and Access Products is subject to market risk, leverage risk, correlation risk, liquidity risk, and (except for Access Products) hedging risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Liquidity risk is described below. Hedging risk is the risk that derivatives instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. The Fund’s use of forward contracts and Access Products is also subject to credit risk and valuation risk. Credit risk is described below. Valuation risk is the risk that the derivative may be difficult to value. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND DECEMBER 31, 2020

Emerging Markets Risk — Investments in emerging market securities are considered speculative and are subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, emerging market securities may be issued by companies with smaller market capitalization and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Exchange-Traded Funds (“ETFs”) Risk — The Fund may purchase shares of ETFs. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. When the Fund invests in an ETF, it will bear a pro rata portion of the ETF’s expenses in addition to directly bearing the expenses associated with its own operations. Such expenses may make owning shares of an ETF more costly than owning the underlying securities directly. Further, in part because of these additional expenses, the performance of an ETF may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the ETF. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying investments of the ETF, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an ETF are traded at market prices, which may vary from the net asset value of their underlying investments. In addition, a lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.

Fixed Income Securities Risk

Credit Risk. The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

High Yield Securities (“Junk Bond”) Risk. High yield, or non-investment grade or “junk,” bonds are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND DECEMBER 31, 2020

more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the noninvestment grade bond market may make it more difficult to dispose of non-investment grade bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value noninvestment grade bonds accurately.

Interest Rate Risk. The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

Inflation/Deflation Risk. The value of assets or income from investments may be worth less in the future as inflation decreases the present value of future payments. Conversely, prices throughout the economy may decline over time due to deflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Foreign Securities Risk — Investing in securities of foreign issuers and governments poses additional risks since political and economic events unique to a country or region will affect foreign securities markets and their issuers. Political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, investments in securities of foreign issuers are generally denominated in a foreign currency, and as such are subject to currency risk described above.

LIBOR Replacement Risk — The elimination of the London Inter-Bank Offered Rate (“LIBOR”) may adversely affect the interest rates on, and value of, certain

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND DECEMBER 31, 2020

Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Portfolio Turnover Risk — The Fund may buy and sell securities frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term capital gains) realized by the Fund. Shareholders may pay tax on such capital gains and will indirectly incur additional expenses related to a fund with a higher portfolio turnover rate.

Valuation Risk — The Fund may value certain securities at a price higher than the price at which they can be sold. This risk may be especially pronounced for investments that may be illiquid or may become illiquid.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND DECEMBER 31, 2020

11.	Other:

As of December 31, 2020, 90% of Institutional Class Shares outstanding were held by two record shareholders each owning 10% or greater of the aggregate total shares outstanding, and for Class A shares, one shareholder held greater than 10% in the amount of 53% of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various individual shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

12.	Regulatory Matters:

As previously disclosed in the semi-annual report, on June 17, 2020, Deutsche Bank AG (“DB”), an affiliate of the Adviser, resolved charges with the Commodity Futures Trading Commission (“CFTC”) stemming from alleged violations of various swap data reporting requirements and corresponding supervision and other alleged failures (the “Consent Order”). On October 20, 2020, the SEC issued a permanent order pursuant to Section 9(c) of the Investment Company Act of 1940. As a result of this permanent order, the Adviser may continue to provide investment advisory services to the Fund notwithstanding the Consent Order.

13.	Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of Harvest Asian Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Harvest Asian Bond Fund (one of the funds constituting The Advisors’ Inner Circle Fund, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 25, 2021

We have served as the auditor of one or more investment companies in Harvest Global Investments since 2013.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND DECEMBER 31, 2020 (Unaudited)

DISCLOSURE OF FUND EXPENSES

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for fund management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a mutual fund’s gross income, directly reduce the investment return of a mutual fund. A mutual fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (July 1, 2020 to December 31, 2020).

The table on the next page illustrates your Fund’s costs in two ways.

●

Actual fund return. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period.”

●

Hypothetical 5% return. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Funds’ actual return — the account values shown do not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND DECEMBER 31, 2020 (Unaudited)

DISCLOSURE OF FUND EXPENSES

	Beginning Account Value 7/01/20	Ending Account Value 12/31/20	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Institutional Class Shares	$ 1,000.00	$ 1,082.60	0.88%	$ 4.61
Class A Shares	1,000.00	1,082.10	1.13%	5.91
Hypothetical 5% Return
Institutional Class Shares	$ 1,000.00	$ 1,020.75	0.88%	$ 4.47
Class A Shares	1,000.00	1,019.51	1.13%	5.74

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Klauder are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation in the Past Five Years
INTERESTED TRUSTEES [3,4]
Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. Vice Chairman of O’Connor EQUUS (closed- end investment company) to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company), The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust to 2018.
N. Jeffrey Klauder (Born: 1952)	Trustee (Since 2018)	Senior Advisor of SEI Investments since 2018. Executive Vice President and General Counsel of SEI Investments, 2004 to 2018.
INDEPENDENT TRUSTEES [4]
Joseph T. Grause, Jr. (Born: 1952)	Trustee (Since 2011) Lead Independent Trustee (Since 2018)

Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

[1]

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

[2]

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

[3]	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
[4]	Trustees oversee 43 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND

Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-573-6994. The following chart lists Trustees and Officers as of December 31, 2020.

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Frost Family of Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of SEI Private Trust Company, SEI Global Fund Services Ltd., SEI Investments Global Limited, SEI Global Master Fund, SEI Global Investments Fund and SEI Global Assets Fund.

Former Directorships: Trustee of SEI Investments Management Corporation, SEI Trust Company, SEI Investments (South Africa), Limited and SEI Investments (Canada) Company to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Director of The Korea Fund, Inc. to 2019.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with the Trust and Length of Time Served[1]	Principal Occupation During the Past Five Years
INDEPENDENT TRUSTEES (continued)[3]
Mitchell A. Johnson (Born: 1942)	Trustee (Since 2005)	Retired. Private investor since 1994.
Betty L. Krikorian (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.
Robert Mulhall (Born: 1943)	Trustee (Since 2019)	Partner, Ernst & Young LLP, from 1998 to 2018.
Bruce R. Speca (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.
George J. Sullivan, Jr. (Born: 1942)	Trustee (Since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.
OFFICERS
Michael Beattie (Born: 1965)	President (Since 2011)	Director of Client Service, SEI Investments Company, since 2004.

[1]

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

[2]

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

[3]	Trustees oversee 43 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997 and RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of Villanova University Alumni Board of Directors to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of Stone Harbor Investments Funds (8 Portfolios), Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund). Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Current Directorships: Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016. Trustee/ Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

None.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation During the Past Five Years
OFFICERS (continued)
James Bernstein (Born: 1962)	Vice President (Since 2017)	Attorney, SEI Investments, since 2017.

Secretary (Since 2020)

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

Matthew M. Maher (Born: 1975)	Vice President and Secretary (Since 2018)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.
Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (Since 2019)	Attorney, SEI Investments Company (2019-present). Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.
John Bourgeois (Born: 1973)	Assistant Treasurer (Since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.
Russell Emery (Born: 1962)	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Frost Family of Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.
Robert Morrow (Born: 1968)	Vice President (Since 1999)	Account Manager, SEI Investments, since 2007.
Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (Since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.
Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (Since 1999)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on November 18, 2020 via videoconference to decide whether to renew the Agreement for an additional one-year term (the “November Meeting”). The November Meeting was held via videoconference in reliance on relief provided in orders issued by the Securities and Exchange Commission on March 13, 2020, March 25, 2020 and June 19, 2020 from 1940 Act sections and rules requiring that certain votes of a company’s board of trustees be cast in person due to circumstances related to the current or potential effects of the COVID-19 pandemic. In preparation for the November Meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the November Meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the November Meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the November Meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the November Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND

Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND	HARVEST ASIAN BOND FUND

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a December 31, 2020, tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2020, tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended December 31, 2020, the Fund is designating the following items with regard to distributions paid during the year.

Return of Capital	Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Receivable Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)
0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.17%	0.16%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and it is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of The Advisors’ Inner Circle Fund-Harvest Funds Intermediate Bond who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of net investment income distribution that is exempt from U.S withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distribution that is exempt from U.S withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholder for the calendar year ending December 31, 2020. Complete information will be computed and reported with your 2020 Form 1099-DIV.

Notes

Harvest Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-855-573-6994

Investment Adviser:

Harvest Global Investments Limited

31/F One Exchange Square

8 Connaught Place, Central

Hong Kong

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP

Two Commerce Square

2001 Market Street, Suite 1800

Philadelphia, PA 19103

This information must be preceded or

accompanied by a current prospectus for the

Fund.

HGI-AR-001-0800

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial experts are George Sullivan and Robert Mulhall, and each whom is considered to be “independent”, as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020			2019
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees (1)	$104,000	None	None	$104,400	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees (2)	$10,000	None	$136,600	None	None	$57,000
(d)	All Other Fees	None	None	$387,705	None	None	$199,760

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

	2020			2019
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees (1)	$23,330	None	None	$22,870	None	None
(b) Audit-Related Fees	None	None	None	None	None	None
(c) Tax Fees	None	None	None	None	None	None
(d) All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax compliance services provided to McKee International Equity Portfolio or affiliates of the Funds.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (PwC):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (E&Y):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $524,305 and $256,760 for 2020 and 2019, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $0 and $0 for 2020 and 2019, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: March 10, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: March 10, 2021

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller, and CFO

Date: March 10, 2021